UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2014 (October 14, 2014)

COLGATE-PALMOLIVE COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-644-2	13-1815595
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Park Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (212) 310-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Commencing on October 14, 2014, the Company announced that Jennifer Daniels, currently Senior Vice President, General Counsel and Secretary of NCR Corporation will be assuming the position of Chief Legal Officer and Secretary on November 3, 2014, subject to Board confirmation. Mr. Andrew Hendry, currently Chief Legal Officer and Secretary, will become Vice Chairman, subject to Board confirmation, and in that capacity provide for an orderly transition of the Chief Legal Officer responsibilities to Ms. Daniels. Mr. Hendry, who has been the chief lawyer for the Company for almost 24 years, plans to retire during 2015 and these actions are in preparation for that event.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2014	COLGATE-PALMOLIVE COMPANY

By: /s/ Andrew D. Hendry
	Name:	Andrew D. Hendry
	Title:	Chief Legal Officer and Secretary